UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

November 30, 2017

Date of report (Date of earliest event reported)

Axsome Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37635	45-4241907
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Broadway, 9th Floor New York, New York (Address of principal executive offices)	10004 (Zip Code)

Registrant’s telephone number, including area code (212) 332-3241

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.             Entry into a Material Definitive Agreement.

On November 30, 2017, Axsome Therapeutics, Inc. (the “Company”), and certain institutional investors entered into a securities purchase agreement (the “Securities Purchase Agreement”), pursuant to which the Company agreed to sell an aggregate of 1,783,587 shares of its common stock and warrants exercisable for up to 1,783,587 shares of its common stock (exclusive of the Wainwright Warrants described below) in a registered direct offering (the “Offering”) for gross proceeds of approximately $9.5 million. The shares and warrants are being sold in units, each consisting of one share of common stock and a warrant to purchase one share of common stock, at an offering price of $5.325 per unit.  Subject to certain ownership limitations, the warrants will be exercisable immediately and will expire 53 weeks from the initial exercise date. The warrants will have an exercise price of $5.25 per share.  The number of shares issuable upon exercise of the warrants and the exercise price of the warrants are adjustable in the event of stock splits, stock dividends, combinations of shares and similar recapitalization transactions.  The Offering is expected to close on or about December 4, 2017, subject to the satisfaction of customary closing conditions.

The Company also entered into an engagement letter (the “Engagement Letter”) with H.C. Wainwright & Co., LLC (“Wainwright”) on November 30, 2017, pursuant to which Wainwright agreed to serve as exclusive placement agent for the Offering.  The Company has agreed to pay Wainwright an aggregate cash fee up to 6% of the gross proceeds received in the Offering and pay Wainwright for non-accountable expenses in an amount equal to $35,000, as well as up to $50,000 for fees and expenses of legal counsel and other out-of-pocket expenses.  In connection with the Offering, the Company will also issue Wainwright or its designees warrants to purchase up to 107,015 shares of the Company’s common stock (the “Wainwright Warrants”), representing a number of warrants equal to an aggregate of 6% of the number of shares sold in the Offering. The Wainwright Warrants will be substantially on the same terms as the other warrants issued in the Offering, except that the Wainwright Warrants will have an exercise price of $6.6562 per share.

The net proceeds to the Company from the Offering, after deducting Wainwright’s fees and expenses, the Company’s estimated offering expenses, and excluding the proceeds, if any, from the exercise of the warrants issued in the Offering, are expected to be approximately $8.8 million. The Company expects to use the net proceeds from the Offering to fund the clinical development of its next product candidate, AXS-07, its ongoing clinical programs, and for working capital and general corporate purposes.

The shares of common stock, warrants to purchase common stock and shares of common stock issuable upon exercise of the warrants and the Wainwright Warrants were issued pursuant to a prospectus supplement dated November 30, 2017 filed with the Securities and Exchange Commission in connection with a takedown from the Company’s effective shelf registration statement on Form S-3 (File No. 333-214859) and the base prospectus dated as of December 16, 2016 contained in such registration statement.

The description of the terms and conditions of the Engagement Letter, the form of warrant and the Securities Purchase Agreement set forth herein do not purport to be complete and are qualified in their entirety by the full text of the Engagement Letter, the form of warrant and the form of Securities Purchase Agreement, which are attached hereto as Exhibits 1.1, 4.1 and 10.1, respectively, and incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

A copy of the opinion of Morgan, Lewis & Bockius LLP relating to the legality of the securities offered by the Company is attached as Exhibit 5.1 hereto.

Item 7.01.             Regulation FD Disclosure.

On December 1, 2017, the Company issued a press release announcing the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Certain of the foregoing statements are forward-looking statements that involve a number of risks and uncertainties, including statements relating to expectations regarding the completion of the Offering. Such forward-looking statements are within the meaning of that term in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities

Exchange Act of 1934, as amended (the “Exchange Act”). Reference is made to the Company’s filings under the Exchange Act for additional factors that could cause actual results to differ materially, including the Risk Factors described in the Company’s Form 10-K for the fiscal year ended December 31, 2016 and in subsequent periodic reports filed with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any such forward-looking statements, whether as a result of new information, future events, or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors. Readers are cautioned not to place undue reliance on any such forward-looking statements.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1	Engagement Letter, dated as of November 30, 2017 between Axsome Therapeutics, Inc. and H.C. Wainwright & Co., LLC.
4.1	Form of Warrant.
5.1	Opinion of Morgan, Lewis & Bockius LLP.
10.1	Form of Purchase Agreement, dated as of November 30, 2017 among Axsome Therapeutics, Inc. and the purchasers thereunder.
23.1	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1).
99.1	Press release dated December 1, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXSOME THERAPEUTICS, INC.

Dated: December 4, 2017	By:	/s/ Herriot Tabuteau
Name: Herriot Tabuteau
Title: Chief Executive Officer